N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08824

Integrity Fund of Funds, Inc.

(Exact name of registrant as specified in charter)>

1 Main Street North, Minot, ND	58703
Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1. Reports to Stockholders.

[Logo]

INTEGRITY FUND OF FUNDS, INC.

Annual Report

December 31, 2009

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Accountants Brady, Martz & Associates, P.C. 24 West Central Ave. PO Box 848 Minot, ND 58702

*The Fund is distributed through Integrity Funds Distributor, LLC. Member FINRA

DEAR SHAREHOLDERS:

Enclosed is report of the operations for the Integrity Fund of Funds, Inc. (the "Fund") for the year ended December 31, 2009. The Fund's portfolio and related financial statements are presented within for your review.

In a decade in which we have seen the worst economic crisis since the Great Depression, U.S. stocks ended 2009 with gains not seen since 2003. The S&P 500 Index gained 23.5 percent for the year, while the Dow Jones Industrial Average gained 18.8 percent. It was the market's first annual advance in two years.

Encouraged by government efforts to restart the financial system and stimulate the economy, investors who had fled from all but the safest investments in 2008 dove back into the markets. The market benefitted from the Federal Reserve's pledge to keep interest rates low for an extended period and the federal government's stimulus dollars that poured into the economy.

While we expect 2010 to show positive returns, there may be some bumps along the way. A major unknown is how the markets will react once the Federal Reserve slows the unprecedented amount of dollars it has pumped into the economy. Close attention will be paid to the Federal Reserve's exit strategy in the housing market as it slows its purchases of mortgage-backed securities which have kept mortgage rates low through the period. Any rise in the inflation rate due to massive government spending and the Federal Reserve keeping rates too low for an extended period could lead to a rise in long-term rates that could hurt the housing market.

Integrity Fund of Funds ended the year up 32.03%* vs. the S&P 500 Index return of 23.50%. Funds contributing to the overall return were Fidelity Dividend Growth Fund, up 52.53% YTD (Year-to-Date); T. Rowe Price New Era Fund, up 47.87% YTD; and Vanguard Capital Opportunity Fund, up 44.90% YTD. Funds lagging the overall market include American Capital Income Builder, up 20.63% YTD and MFS Value Fund, up 20.48% YTD.

New additions to the Fund during the year included Fidelity Contra Fund, Yacktman Fund and Dodge & Cox Income Fund. Deletions during the year included Franklin Gold & Precious Metals Fund.

The Fund continues to hold and search for Funds whose long-term performance has proven superior to the overall market.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Monte Avery

Senior Portfolio Manager

The views expressed are those of Monte Avery, Senior Portfolio Manager with Viking Fund Management, LLC ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 3.45%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.65%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Fund without CDSC	S&P 500 Index
12/31/1999	$10,000	$10,000
12/31/2000	$9,101	$9,090
12/31/2001	$7,140	$8,009
12/31/2002	$5,628	$6,239
12/31/2003	$7,241	$8,029
12/31/2004	$7,921	$8,902
12/31/2005	$8,493	$9,340
12/31/2006	$9,692	$10,815
12/31/2007	$10,356	$11,409
12/31/2008	$6,374	$7,188
12/31/2009	$8,474	$9,090

Average Annual Total Returns for the periods ending December 31, 2009

	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
Without CDSC	32.03%	(4.60%)	1.22%	(1.71%)	4.13%
With CDSC (3.00% maximum)	29.03%	(5.56%)	1.22%	(1.71%)	4.13%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph does not reflect the deduction of the maximum CDSC. Had the CDSC been included, performance would have been lower.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current investment adviser.

SCHEDULE OF INVESTMENTS December 31, 2009

	Quantity	Market Value
MUTUAL FUNDS (98.1%)

American Capital Income Builder Class A	4,206	$201,433
American Capital World Growth & Income Fund Class A	18,489	630,101
Davis New York Venture Class A	14,008	433,957
Dodge & Cox Income Fund Class N	19,414	251,605
Dodge & Cox Stock Fund Class N	3,202	307,826
Fairholme Fund Class N	27,102	815,501
Fidelity Contra Fund Class N	5,383	313,741
Fidelity Dividend Growth Fund Class N	14,022	331,890
American Growth Fund of America Class A	18,172	496,637
MFS Value Fund Class A	30,277	628,856
Mutual Beacon Fund Class A	22,017	250,999
T. Rowe Price Dividend Growth Fund Class N	12,759	261,308
T. Rowe Price Equity Income Fund Class N	21,875	459,166
T. Rowe Price New Era Fund Class N	19,834	865,359
Templeton World Fund Class A	19,431	271,456
Templeton Growth Fund Class A	28,536	479,694
Vanguard Capital Opportunity Fund Class N	29,416	883,659
Yacktman Fund Class N	27,064	411,907

TOTAL MUTUAL FUNDS (COST: $9,533,185)		$8,295,095

SHORT-TERM SECURITIES (2.0%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $168,172)	168,172	$168,172

TOTAL INVESTMENTS IN SECURITIES (COST: $9,701,357)		$8,463,267
OTHER ASSETS LESS LIABILITIES		(11,508)

NET ASSETS		$8,451,759

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities December 31, 2009

ASSETS
Investments in securities, at cost	$9,701,357

Investments in securities, at value	$8,463,267
Cash	543
Accrued dividends receivable	5,503
Accrued interest receivable	33
Prepaid expenses	4,145
Receivable for Fund shares sold	1,046
Total assets	$8,474,537

LIABILITIES
Accrued expenses	$11,954
Payable to affiliates	10,824
Total liabilities	$22,778

NET ASSETS	$8,451,759

Net assets are represented by:
Capital stock outstanding, $.0001 par value, 1,000,000,000 shares authorized	$12,265,607
Accumulated undistributed net realized gain (loss) on investments	(2,575,758)
Unrealized appreciation (depreciation) on investments	(1,238,090)

NET ASSETS	$8,451,759

Shares outstanding	731,454
Net asset value per share	$11.55

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Operations For the year ended December 31, 2009

INVESTMENT INCOME
Interest	$2,074
Dividends	118,401
Total investment income	$120,475

EXPENSES
Investment advisory fees	$64,568
Service fees	17,936
Transfer agent fees	24,001
Accounting service fees	27,587
Administrative service fees	24,001
Professional fees	8,767
Reports to shareholders	1,987
License, fees, and registrations	5,692
Audit fees	8,850
Directors' fees	2,366
Transfer agent out-of-pockets	1,239
Custodian fees	2,243
Legal fees	1,943
Insurance expense	484
Total expenses	$191,664
Less expenses waived or reimbursed	(73,289)
Total net expenses	$118,375

NET INVESTMENT INCOME (LOSS)	$2,100

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(53,827)
Net change in unrealized appreciation (depreciation) of investments	2,145,232
Net realized and unrealized gain (loss) on investments	$2,091,405

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,093,505

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,100	$(1,865)
Net realized gain (loss) from investment transactions	(53,827)	(299,017)
Net change in unrealized appreciation (deprecation) on investments	2,145,232	(4,310,610)
New increase (decrease) in net assets resulting from operations	$2,093,505	$(4,611,492)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(2,100)	$(11,253)
Net realized gain on investments	0	0
Return of capital	0	0
Total distributions	$(2,100)	$(11,253)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$1,400,000	$417,311
Proceeds from reinvested dividends	2,027	10,963
Cost of shares redeemed	(1,112,776)	(3,217,688)
Net increase (decrease) in net assets resulting from capital share transactions	$289,251	$(2,789,414)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$2,380,656	$(7,412,159)
NET ASSETS, BEGINNING OF PERIOD	$6,071,103	$13,483,262
NET ASSETS, END OF PERIOD	$8,451,759	$6,071,103

Undistributed net investment income	$0	$0

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which, in turn, invest principally in equity securities.

NOTE 2: Summary of Significant Accounting Policies

Codification—In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles ("GAAP"). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

Investment security valuation—Investments in mutual funds are valued at the net asset value ("NAV") per share most recently determined and reported by the respective mutual fund. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains such quotations from a pricing service. If the pricing service fails to receive the NAV from the underlying mutual fund, a daily news source from the internet will be used as the pricing source, along with a telephone call to the underlying mutual fund. If the NAV is unreportable by the underlying fund group on the current day, IFS will wait until the next business morning to obtain the price from the underlying fund group and then price and verify the NAV for the Fund.

Contingent deferred sales charge—Shares purchased on or before April 30, 2007, may be subject to a 1.50% CDSC if redeemed within five years. Shares purchased after April 30, 2007, may be subject to a 3.00% CDSC if redeemed within three years of purchase.

Federal and state income taxes—The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Security Transactions, Investment Income, Expenses and Distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. The Fund will declare and pay dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for capital loss carryforwards and losses due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 inputs are based on significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments.) The following is a summary of the inputs used to value the Fund's investments as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Short-Term Securities	$168,172	$0	$0	$168,172
Mutual Funds	8,295,095	0	0	8,295,095
Total	$8,463,267	$0	$0	$8,463,267

NOTE 4: Investment Transactions

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $1,600,000 and $1,109,139, respectively, for the year ended December 31, 2009.

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	150,134	33,193
Shares issued on reinvestment of dividends	174	824
Shares redeemed	(112,780)	(287,771)
Net increase (decrease)	37,528	(253,754)
Shares outstanding	731,454	693,926

NOTE 6: Income Tax Information

At December 31, 2009, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $9,701,357. The net unrealized depreciation of investments based on the cost was $1,238,090, which is comprised of $261,918 aggregate gross unrealized appreciation and $1,500,008 aggregate gross unrealized depreciation. Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Tax-exempt income	$0	$0
Ordinary income	2,100	11,253
Long-term capital gains	0	0
Total	$2,100	$11,253

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($2,575,758)	($1,238,090)	($3,813,848)

*Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with wash sales.

Capital loss carryforwards may be used to offset future capital gains. The capital loss carryforwards amounts will expire in each of the years ended December 31 as shown in the following table.

Year	Unexpired Capital Losses
2010	$1,709,000
2011	$513,913
2016	$299,017
2017	$53,828
Total	$2,575,758

For the year ended December 31, 2009, the Fund made $446,079 in permanent reclassifications to reflect tax character.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management, the Fund's investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Fund's sponsor.

VFM provides investment advisory and management services to the Fund. The Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has recognized $19,143 advisory fees after partial waiver for the year ended December 31, 2009. The Fund has a payable to VFM of $3,366 at December 31, 2009. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until July 31, 2010, so that the net annual operating expenses of the Fund do not exceed 1.65%. After this date, the expense limitations may be terminated or revised. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Fund are also Officers and Governors of VFM.

IFD serves as the principal underwriter for the Fund. The Fund currently pays an annual service fee of up to 0.25% of the average daily net assets of the Fund. IFD, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts. The Fund has recognized $17,936 of service fees for the year ended December 31, 2009. The Fund has a payable to IFD of $1,750 at December 31, 2009 for service fees. Certain Officers of the Fund are also Officers and Governors of IFD.

IFS acts as the Fund's transfer agent for a variable fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund has recognized $18,897 of transfer agency fees after partial waiver for the year ended December 31, 2009. The Fund has a payable to IFS of $1,200 at December 31, 2009 for transfer agency fees. IFS also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $21,613 of accounting service fees after partial waiver for the year ended December 31, 2009. The Fund has a payable to IFS of $1,410 at December 31, 2009 for accounting service fees. IFS also acts as the Fund's administrative services agent for a variable fee equal to 0.15% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million with a minimum of $2,000 per month plus out-of-pocket expenses. The Fund has recognized $18,897 of administrative service fees after partial waiver for the year ended December 31, 2009. The Fund has a payable to IFS of $1,200 at December 31, 2009 for administrative service fees. Certain Officers of the Fund are also Officers and Governors of IFS.

NOTE 8: New Accounting Standards

During January 2010, the FASB issued amendments to professional standards that require new disclosures and clarify existing disclosure requirements about fair value measurements. The new disclosures require an organization to separately disclose the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. The new disclosures also require separate information about purchases, sales, issuances, and settlements for Level 3 fair value measurements.

The FASB amendments also clarify exiting disclosures. Organizations are to provide fair value measurement disclosures for each class of assets and liabilities. Organizations also should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements.

The amendments are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

NOTE 9: Subsequent Events

In May 2009, the FASB issued changes to authoritative guidance under GAAP for subsequent events. This guidance requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. This guidance is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date—that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through February 16, 2010, (the date the financial statements were issued) and have determined that no significant subsequent events have occurred through this date that would require additional disclosure.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06	Year Ended 12/30/05
NET ASSET VALUE, BEGINNING OF PERIOD	$8.75	$14.23	$13.35	$11.74	$10.95

Income (loss) from investment operations:
Net investment income (loss)	$.00	$.00	$.05	$.05	$(.04)
Net realized and unrealized gain (loss) on investments	2.80	(5.47)	.86	1.61	.83
Total from investment operations	$2.80	$(5.47)	$.91	$1.66	$.79

Less Distributions:
Dividends from net investment income	$.00	$(.01)	$(.03)	$(.05)	$.00
Distributions from net realized gains	.00	.00	.00	.00	.00
Returns of capital	.00	.00	.00	.00	.00
Total distributions	$.00	$(.01)	$(.03)	$(.05)	$.00

NET ASSET VALUE, END OF PERIOD	$11.55	$8.75	$14.23	$13.35	$11.74

Total Return[1]	32.03%	(38.45%)	6.85%	14.12%	7.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$8,452	$6,071	$13,483	$9,890	$6,029
Ratio of expenses to average net assets after waivers[2]	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets before waivers	2.67%	2.33%	2.10%	2.51%	2.63%
Ratio of net investment income to average net assets	0.03%	(0.02%)	0.34%	0.51%	(0.33%)
Portfolio turnover rate	16.36%	2.46%	19.38%	16.47%	1.65%

1 Excludes any applicable CDSC.

2 This row reflects the impact, if any, of fee waivers by the then-current investment adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Integrity Fund of Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Integrity Fund of Funds, Inc. (the "Fund"), including the schedule of investments as of December 31, 2009, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity Fund of Funds, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

February 16, 2010

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2009 to December 31, 2009.

Actual expenses—The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes—The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/30/09	Ending Account Value 12/31/09	Expenses Paid During Period*	Annualized Expense Ratio

Actual	$1,000.00	$1,209.72	$9.12	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$8.32	1.65%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, and then multiplied by 180/360 days.

TRANSACTION WITH CORRIDOR INVESTORS, LLC

Corridor Investors, located at 1 Main Street North, Minot, North Dakota 58703, is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad, the chairman of the Board of Directors of Integrity Fund of Funds, Inc., and Shannon D. Radke, president of Viking Fund Management and Viking Mutual Funds. Mr. Walstad and Mr. Radke are Governors of Corridor, and Mr. Radke is the President and Chief Executive Officer of Corridor. On March 6, 2009, VFM and Corridor entered into an agreement (the "Corridor Agreement") with Integrity Mutual Funds, Inc. ("Integrity") and Integrity Money Management, Inc. ("Integrity Money Management"), among others, to complete certain transactions (collectively, the "Transaction"), certain of which are described below. The Transaction was completed on July 31, 2009, and VFM assumed responsibility for the daily management of the Fund's assets.

Prior to the closing of the Transaction, Integrity Money Management served as investment adviser to the Fund. Pursuant to the Corridor Agreement, Integrity (as seller) generally sold its mutual fund services business to Corridor and VFM (collectively, as buyer). More specifically, Corridor and VFM acquired, among other things, certain assets of Integrity Money Management and VFM became a wholly-owned subsidiary of Corridor. Integrity Funds Distributor (the Funds' principal underwriter) and Integrity Fund Services (the Funds' transfer agent and accounting and administrative services provider) also became wholly-owned subsidiaries of Corridor as a result of the Transaction.

To complete the Transaction, numerous conditions needed to be met, including shareholder approval of advisory contracts with VFM (the "New Agreements"). Shareholders approved, among other things, the New Agreements at meetings held on June 29, 2009 (and, for certain Funds, at meetings adjourned to July 24, 2009) (collectively, the "Shareholder Meetings").

With the completion of the Transaction, Corridor now provides investment advisory, distribution and other services to the Fund, as well as to the four series of Viking Mutual Funds, the six series of Integrity Managed Portfolios, and three series of The Integrity Funds, primarily through its subsidiaries, including VFM, IFD, and IFS.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The approval and the continuation of a fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the directors or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the directors who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Directors also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 19, 2009, the Board of Directors, including a majority of the independent Directors of the Fund, approved the Investment Advisory Agreement ("Advisory Agreement"), between the Fund and VFM.

The Directors, including a majority of Directors who are neither party to the Advisory Agreement nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Directors requested information, provided by the Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory Agreement, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the relevant fund's investment performance as compared to standardized industry performance data;

(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;

(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)	an analysis of the rates charged by other investment advisers of similar funds;

(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and their fees, the Directors reviewed information concerning the performance of the Fund, the pro-forma financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Directors considered, among other things, the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Directors also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Directors noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Directors did not identify any single factor discussed above as all-important or controlling. The Directors also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund's portfolio manager, will continue to manage the Fund in substantially the same way as it has been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Directors, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Adviser currently provides services to fourteen funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications: The portfolio manager of the Fund has over 25 years experience in the advisory and money management area adding significant expertise to the Adviser of the Fund. A detailed biography of the portfolio manager was presented to the Directors. This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance: Upon a review of the total return history and category rankings of the Fund, the Directors deemed the performance of the Fund to be satisfactory. In addition, the Fund has been meeting its investment objective. As of July 31, 2009, the Fund returns for the 1-year, 3-year and 5-year periods was above its index and median classification for its peer group, and the 10-year return was below its index and median classification.

Profitability: In connection with its review of fees, the Board also considered the profitability of the VFM for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and VFM and estimated revenues. Based on the information provided, the Board concluded that the level of profitability was reasonable in light of the services provided.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale. The Directors discussed the fact that the Adviser does not benefit from economies of scale due to its relationship to the Fund as the Fund is relatively small.

Analysis of the rates charged by other investment advisers of similar funds: A comparison of the management fees charged by the Adviser seemed reasonable to the Directors when compared to similar funds in objective and size. The Adviser is voluntarily waiving advisory fees to a certain degree due to the small size of the Fund.

Expense ratios of the applicable fund as compared to data for comparable funds: The Fund's net expense ratio of 1.65% was slightly higher to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund. It was noted that the Adviser may receive an indirect benefit on certain underlying funds purchased for the Fund. Integrity Funds Distributor may receive dealer reallowances (up to a maximum of 1% of the public offering price), and/or distribution payments and/or service fees on purchases by the Fund of mutual funds which are sold with a sales load and/or which have a distribution plan and/or which pay services fees. Because IFD and the Adviser are both wholly-owned subsidiaries of Corridor it could be considered that the Adviser receives an indirect benefit from this process.

In voting unanimously to approve the Advisory Agreement the Directors did not identify any single factor as being of paramount importance. The Directors noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of VFM, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. Viking seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

Mr. Walstad and Mr. Radke own membership interests of approximately 10% and 5%, respectively, in Corridor. They received their membership interests, without a cash investment, in exchange for their contributions to Corridor (including experience in the mutual fund industry and their personal guaranties of bank financing) and, in addition, with respect to Mr. Radke, in exchange for his interest in VFM. Other current employees of Corridor own, in the aggregate, approximately 23% of the total membership interests in Corridor, with each employee individually owning an interest of approximately 1%. They received their membership interests in exchange for their experience and role in the operations of Corridor, and without a cash investment.

•

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund's code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. The compensation of Monte Avery (the "Portfolio Manager" of the Fund), is based on salary paid every other week. He is not compensated for client retention. In addition, Corridor sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals.

•

Although the Portfolio Manager generally does not trade securities in his own personal account, the Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that this code of ethics will adequately address such conflicts.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BOARD OF DIRECTORS AND OFFICERS (unaudited)

The Board of Directors ("Board") of the Fund consists of four Directors (the "Directors"). These same individuals, unless otherwise noted, also serve as directors or trustees for the three series of The Integrity Funds, the six series of Integrity Managed Portfolios, and the four series of Viking Mutual Funds. Three Directors are not "interested persons" (75% of the total) as defined under the 1940 Act (the "Independent Directors"). The remaining Director is "interested" (the "Interested Directors") by virtue of his affiliation with Viking Fund Management and its affiliates."

For the purposes of this section, the "Fund Complex" consists of Integrity Fund of Funds, Inc., the six series of Integrity Managed Portfolios, the three series of The Integrity Funds, and the four series of Viking Mutual Funds.

Each Director serves the Fund until its termination; or until the Directors' retirement, resignation, or death; or otherwise as specified in the Fund's organizational documents. Each Officer serves an annual term. The tables that follow show information for each Director and Officer of the Fund.

INDEPENDENT DIRECTORS
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Other Directorships Held
Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 14 funds

Principal Occupation(s): Faculty: Embry-Riddle University (2000 to 2005), Park University (2000 to 2005), Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2006 to 2009), Integrity Fund of Funds, Inc., The Integrity Funds, and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Marycrest Franciscan Development, Inc.

Orlin W. Backes Birth date: May 11, 1935 Began serving: April 1995 Funds overseen: 14 funds

Principal Occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to present); Director/Trustee: South Dakota Tax-Free Fund, Inc. (1995 to 2004), ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1995 to 2009), Integrity Fund of Funds, Inc. (1995 to present), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: First Western Bank & Trust

R. James Maxson Birth date: December 12, 1947 Began serving: January 1999 Funds overseen: 14 funds

Principal Occupation(s): Attorney: Maxson Law Office (2002 to present); Vice President: Minot Area Development Corporation (2008 to present); Director/Trustee: South Dakota Tax-Free Fund, Inc. (1999 to 2004), ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1999 to 2009), Integrity Fund of Funds, Inc., and Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Vincent United Methodist Foundation, Minot Area Development Corporation, Peoples State Bank of Velva

The Statement of Additional Information ("SAI") contains more information about the Fund's Directors and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED DIRECTOR
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Other Directorships Held
Robert E. Walstad(1) Director and Chairman Birth date: August 16, 1944 Began serving: August 1994 Funds overseen: 14 funds

Principal Occupation(s): Governor (2009 to present): Corridor Investors, LLC; Director (1987 to 2007) and CEO (2001 to 2007): Integrity Mutual Funds, Inc.; Director, President, and Treasurer (1988 to 2007): Integrity Money Management, Inc.; Director, President, and Treasurer (1988 to 2004): ND Capital, Inc.; Director, President, and Treasurer (1989 to 2007): Integrity Fund Services, Inc.; Director, CEO, Chairman (2002 to 2007), and President (2002 to 2004): Capital Financial Services, Inc.; Director and President (1994 to 2004): South Dakota Tax-Free Fund, Inc.; President and Interim President: ND Tax-Free Fund, Inc. (1989 to 2007 and 2008 to 2009), Montana Tax-Free Fund, Inc. (1993 to 2007 and 2008 to 2009), Integrity Managed Portfolios (1996 to 2007 and 2008 to 2009), The Integrity Funds (2003 to 2007 and 2008 to 2009), and Integrity Fund of Funds, Inc. (1995 to 2007 and 2008 to 2009); Director and Chairman: Montana Tax-Free Fund, Inc. (1993 to 2009), ND Tax-Free Fund, Inc. (1988 to 2009), and Integrity Fund of Funds, Inc. (1994 to present); Trustee and Chairman (1996 to present), and Treasurer (1996 to 2004): Integrity Managed Portfolios; Trustee and Chairman: The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Minot Park Board

(1) Director who is an "interested person" of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Funds Distributor.

The SAI contains more information about the Fund's Directors and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Other Directorships Held
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 2009

Principal Occupation(s): Governor, CEO and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present): Viking Fund Management, LLC; Director and President (2009 to present): Integrity Fund Services, Inc. and Integrity Funds Distributor, Inc.; President (1999 to 2009): Viking Fund Distributors, LLC; Treasurer and Trustee (1999 to 2009) and President (1999 to present): Viking Mutual Funds; President (2009 to present): Integrity Fund of Funds, Inc., The Integrity Funds and Integrity Managed Portfolios

Other Directorships Held: Not applicable

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: August 1994

Principal Occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney; Vice President and Director (1988 to 2009): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: ND Capital, Inc. (1988 to 2006), Integrity Money Management, Inc. (1988 to 2009), Integrity Fund Services, Inc. (1989 to 2009), and Integrity Funds Distributor, Inc. (1996 to 2009); Director, Vice President, and Secretary: South Dakota Tax-Free Fund, Inc. (1994 to 2004), ND Tax Free Fund, Inc. (1988 to 2009) and Montana Tax-Free Fund, Inc. (1993 to 2009); Director (1994 to 2009), Secretary (1994 to 2009), and Vice President (1994 to present): Integrity Fund of Funds, Inc.; Secretary (1996 to 2009) and Vice President (1996 to present): Integrity Managed Portfolios; Secretary (2003 to 2009) and Vice President (2003 to present): The Integrity Funds; and Vice President (2009 to present): Viking Mutual Funds

Other Directorships Held: Not applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: May 2008

Principal Occupation(s): Fund Accountant (2003 to 2005), Fund Accounting Supervisor (2005 to 2008), Fund Accounting Manager (2008 to present): Integrity Fund Services, Inc.; Treasurer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2008 to 2009), Integrity Fund of Funds, Inc., Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal Occupation(s): Fund Accounting Manager (1998 to 2005): Integrity Fund Services, Inc.; Treasurer (2004 to 2005): ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Managed Portfolios, The Integrity Funds, and Integrity Fund of Funds, Inc.; Mutual Fund Chief Compliance Officer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2005 to 2009), Integrity Managed Portfolios, The Integrity Funds, and Integrity Fund of Funds, Inc. (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, Integrity Fund of Funds, Inc., and Viking Mutual Funds

Other Directorships Held: Not applicable

The SAI contains more information about the Fund's Directors and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Corridor Investors understands your concerns about safeguarding information about you and your account(s) and considers the privacy of our shareholders to be of fundamental importance. We have established the following standards to safeguard the personal and confidential information you entrust to us.

1.	Collection of Information—While we do not sell any nonpublic personal information about our customers to third parties, we do collect and retain such information about you including:

	•	information from applications or other forms, such as you and your spouse's names, occupations, street address and social security numbers;

	•	information regarding your financial position, investment experience and objectives; and

	•	information about your transactions with us, our affiliates, or others, such as your account balance and transaction detail.

2.

Disclosure of Information—Disclosure of nonpublic personal information to affiliates is often necessary to conduct our business. We have also disclosed such information to third parties as permitted by law. Some instances when we have provided information to non-affiliates include:

	•	disclosing information necessary to process and service account transactions that you authorize;

	•	disclosing your name and address to third parties who assist with mailing fund-related materials such as shareholder reports; and

	•	disclosing information as required by regulatory or law enforcement agencies or with others as permitted by law.

3.	Confidentiality and Security—We maintain physical, electronic and procedural safeguards to ensure the integrity of your personal information.

4.

Limited Access to Information—Access to your nonpublic personal information is limited to authorized employees, affiliates and third parties. The information will then only be used for authorized purposes such as maintaining or servicing your account(s) or as otherwise permitted by law.

5.	Further Information—If you have any questions about our privacy policy, please call us at 800-276-1262.

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through the Fund's website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Fund's website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce its expenses, the Fund may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. The Distributor will begin sending you individual copies 30 days after receiving your request.

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Equity Funds
Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund
Viking Large-Cap Value Fund
Viking Small-Cap Value Fund

Corporate Bond Fund
Integrity High Income Fund

Specialty Fund
Integrity Fund of Funds

State-Specific Tax-Exempt Bond Funds
Viking Tax-Free Fund for North Dakota
Viking Tax-Free Fund for Montana
Kansas Municipal Fund
Kansas Insured Intermediate Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant's principal executive officer and principal financial officer (herein referred to as the "Code"). The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is "independent" for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Brady, Martz & Associates, P.C. ("Brady, Martz"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $7,100 for the year ended December 31, 2009 and $6,750 for the year ended December 31, 2008.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Brady, Martz that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $1,500 for the year ended December 31, 2009 and $1,500 for the year ended December 31, 2008.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Brady, Martz for tax compliance, tax advice, and tax planning were $1,300 for the year ended December 31, 2009 and $1,200 for the year ended December 31, 2008. Such services included review of excise distribution calculations (if applicable), preparation of the Fund's federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Brady, Martz, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year-end were performed by Brady, Martz's full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant's Independence: The registrant's auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

The Governance/Nominating Committee (the "Committee") consists of members of the Board of Directors of the registrant (the "Board") who are not considered "interested persons" of the registrant within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). The primary function of the Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board. The Committee also takes a leadership role in shaping the governance of the registrant.

When considering whether to add additional or substitute directors to the Board, the Committee shall take into account any proposals for candidates that are properly submitted to the registrant's Secretary. Shareholders wishing to present one or more candidates for consideration may do so by submitting a signed written request to the registrant's Secretary at PO Box 500, Minot, ND 58702-0500, which includes the following information: (a) name and address of shareholder and, if applicable, name of broker or record holder; (b) number of shares owned; (c) name of Fund(s) in which shares are owned; (d) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of trustees; (e) the name and background information of the proposed candidate(s); and (f) a representation that the candidate(s) are willing to provide additional information about themselves, including assurances as to their independence.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized, and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by the Report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99.CERT.

	(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Integrity Fund of Funds, Inc.

By:	/s/Shannon D. Radke
Shannon D. Radke
President

February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Shannon D. Radke
Shannon D. Radke
President

February 26, 2010

By:	/s/Adam Forthun
Adam Forthun
Treasurer

February 26, 2010